UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2015 (September 22, 2015)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

Aircastle Limited (NYSE:AYR) announced that Michael Inglese, Chief Financial Officer, will be presenting at the Deutsche Bank 2015 Leveraged Finance Conference at The Phoenician in Scottsdale, AZ on Tuesday, September 29, 2015 at 1:35 p.m. Mountain Time.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit 99.1 Press Release dated September 22, 2015 is being furnished hereto pursuant to Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Michael Inglese
Michael Inglese
Chief Financial Officer

Date: September 23, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 22, 2015